UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 859-6800

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2026, TransAct Technologies Incorporated (the “Company”) entered into Amendment No. 6 to Lease Agreement (“Lease Amendment”) with Bomax Holdings LLC (the “Landlord”). The Lease Amendment amends the Company’s lease with the Landlord (as successor to Bomax Properties, LLC) dated July 18, 2001 (as amended by Amendment No. 1 to Lease Agreement, dated as of May 8, 2012, Amendment No. 2 to Lease Agreement, dated as of January 14, 2016, Amendment No. 3 to Lease Agreement, dated as of February 28, 2020, Amendment No. 4 to Lease Agreement, dated as of July 15, 2022, and Amendment No. 5 to Lease Agreement, dated as of May 31, 2024, the “Lease”), with respect to the Company’s primary operating facility located at 20 Bomax Drive, Ithaca, New York 14850 (the “Premises”). The Lease was scheduled to expire on May 31, 2026.

The Lease Amendment extends the term of the Lease for five (5) years and six (6) months, from April 1, 2026 through September 30, 2031 (the “Extended Term”). For the first two years of the Extended Term (April 1, 2026 through March 31, 2028), the monthly base rent will be fixed at $40,022.13. Beginning April 1, 2028, and on each April 1 thereafter through April 1, 2031, the monthly base rent will increase annually, ranging from $40,822.57 for the period April 1, 2028 through March 31, 2029, up to a maximum of $43,347.04 for the final six (6) months of the Extended Term. The previous amount of monthly base rent due under the Lease, prior to the Lease Amendment, was $43,100.75 for the period from May 31, 2025 to the date of the Lease Amendment.

The foregoing summary of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1†	Amendment No. 6 to Lease Agreement between Bomax Holdings LLC and TransAct Technologies Incorporated, dated March 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: April 3, 2026